SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2003

Arbios Systems, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-32603	91-1955323
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

110 North George Burns Road, Suite D-4018 Los Angeles, CA		90048
(Address of Principal Executive Offices)		(Zip Code)

(310) 423-7702

(Registrant’s Telephone Number, Including Area Code)

Historical Autographs U.S.A., Inc.

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.

On November 14, 2003, the Registrant filed a Current Report on Form 8-K that, among other things described the acquisition by the Registrant of Arbios Technologies, Inc. and contained the financial statements of the business acquired and the other required pro forma information. The financial statements and information filed on November 14, 2003 omitted the statements of operations for the nine-month period ended September 30, 2002, certain other financial information for the period ended September 30, 2002, and the report of independent auditors for the year ended December 31, 2001. The Registrant is hereby re-filing all of the financial statements and pro forma information to include the foregoing interim, unaudited financial information.

(a) Financial statements of businesses acquired.

The following financial statements of Arbios Technologies are attached hereto:

Report of Independent Public Accountants

Report of Independent Public Accountants

Balance Sheets, as of September 30, 2003 (unaudited) and December 31, 2002 (audited)

Statements of Operations for the years ended December 31, 2001 and 2002 (audited), the nine months ended September 30, 2002 and 2003 (unaudited), and for the period from August 23, 2000 (inception) to September 30, 2003

Statement of Stockholders’ Equity for the period from August 23, 2000 (inception) to September 30, 2003

Statements of Cash Flows for each of the years ended December 31, 2001 and 2002 (audited), the nine months ended September 30, 2003 and 2002 (unaudited), and for the period from August 23, 2000 (inception) to September 30, 2003

Notes to Financial Statements

(b) Pro forma financial information.

The pro forma financial information required by Article 11 of Regulation S-X is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARBIOS SYSTEMS, INC. (Registrant)

Date: January 9, 2004	By:	/s/ JACEK ROZGA

	Name:	Jacek Rozga
	Title:	President and Chief Financial Officer

ARBIOS TECHNOLOGIES, INC.

(A DEVELOPMENT STAGE COMPANY)

FINANCIAL STATEMENTS

FOR THE YEARS ENDED

DECEMBER 31, 2002 AND 2001

AND

NINE MONTHS ENDED SEPTEMBER 30, 2003 AND 2002 (UNAUDITED)

INDEPENDENT AUDITORS’ REPORT

Board of Directors

Arbios Technologies, Inc.

Beverly Hills, California

We have audited the accompanying balance sheet of Arbios Technologies, Inc. as of December 31, 2002 and the related statements of operations, stockholders’ equity and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Arbios Technologies, Inc. as of December 31, 2002, and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/    Stonefield Josephson, Inc.

CERTIFIED PUBLIC ACCOUNTANTS

Santa Monica, California

April 7, 2003, except for Note 13, as to which the date is November 12, 2003

INDEPENDENT AUDITOR’S REPORT

To the Board of Directors

Arbios Technologies, Inc.

(a development stage company)

We have audited the accompanying statements of operations, shareholders’ equity, and cash flows of Arbios Technologies, Inc. (a development stage company) for the year ended December 31, 2001, and the related statement of shareholders’ equity for the period from August 23, 2000 (inception) to December 31, 2001. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the results of operations and cash flows of Arbios Technologies, Inc. for the year ended December 31, 2001, and the related statement of shareholders’ equity for the period from August 23, 2000 (inception) to December 31, 2001 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. During the year ended December 31, 2001, the Company incurred a net loss of $237,574, and the Company’s net cash used in operating activities was $191,389. These factors, among others, as discussed in Note 2 to the financial statements, raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

SINGER LEWAK GREENBAUM & GOLDSTEIN LLP

Los Angeles, California

September 18, 2002

ARBIOS TECHNOLOGIES, INC.

(A Development Stage Company)

BALANCE SHEETS

	September 30, 2003	December 31,
	(Unaudited)	2002
ASSETS
Current assets:
Cash	$2,707,865	$27,849
Prepaid expenses	124,603	20,812

Total current assets	2,832,468	48,661
Property and equipment, net	44,038	32,804
Patent rights, net	331,545	353,747
Deposits	7,434	7,434

	$3,215,485	$442,646

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Advanced payments for stock subscriptions	$2,310,000	$—
Accounts payable and accrued expenses	40,591	69,820
Current maturities of capital lease obligation	8,368	7,962
Convertible promissory note, net of discount	175,605	—

Total current liabilities	2,534,564	77,782
Long-term liabilities:
Capital lease obligation, less current maturities	9,017	14,665
Deferred fees	30,000	—
Other liabilities	5,556	5,556

Total long-term liabilities	44,573	20,221
Stockholders’ equity
Preferred stock, $0.0001 par value; 5,000,000 shares
authorized; 681,818 shares designated as junior;
681,818 shares issued and outstanding	7	7
Common stock, $0.0001 par value; 15,000,000 shares
authorized; 6,848,780 and 6,431,780 shares issued and
outstanding	68	64
Additional paid-in capital	1,667,304	1,175,269
Deferred compensation costs	—	(88,889)
Deficit accumulated during the development stage	(1,031,031)	(741,808)

Total Stockholders’ equity	636,348	344,643

	$3,215,485	$442,646

The accompanying notes form an integral part of these financial statements.

ARBIOS TECHNOLOGIES, INC.

(A Development Stage Company)

STATEMENTS OF OPERATIONS

	Nine Months Ended September 30, 2003 (Unaudited)	Nine Months Ended September 30, 2002 (Unaudited)	Year Ended December 31, 2002	Year Ended December 31, 2001	Period from August 23, 2000 (Inception) to Period Ended September 30, 2003 (Unaudited)
Revenues	$121,828	$90,000	$111,108	$—	$232,936

Operating expenses:
General and administrative	81,369	135,253	172,737	96,093	358,541
Research and development	307,158	343,917	431,199	140,514	879,983

Total operating expenses	388,527	479,170	603,936	236,607	1,238,524

Loss before other income (expense)	(266,699)	(389,170)	(492,828)	(236,607)	(1,005,588)
Interest income (expense)	(21,402)	(394)	(830)	903	(21,329)

Loss before provision for income taxes	(288,101)	(389,564)	(493,658)	(235,704)	(1,026,917)
Provision for income taxes	1,122	1,122	1,122	1,870	4,114

Net loss	$(289,223)	$(390,686)	$(494,780)	$(237,574)	$(1,031,031)

Basic and diluted loss per share	$(0.04)	$(0.07)	$(0.08)	$(0.05)	$(0.18)

Basic and diluted weighted average common shares outstanding	6,802,447	5,550,527	5,897,225	5,004,968	5,684,349

The accompanying notes form an integral part of these financial statements.

ARBIOS TECHNOLOGIES, INC.

(A Development Stage Company)

STATEMENT OF STOCKHOLDERS’ EQUITY

PERIOD FROM AUGUST 23, 2000 (INCEPTION) TO SEPTEMBER 30, 2003

	Preferred Stock		Common Stock		Additional Paid-In Capital	Deferred Costs	Deficit Accumulated During the Development Stage	Total
	Shares	Amount	Shares	Amount
Balance, August 23, 2000 (inception)		$—	—	$—	$—	$—	$—	$—
Stock issuance in exchange for cash			5,000,000	50	4,950			5,000
Net loss							(9,454)	(9,454)

Balance, December 31, 2000	—	—	5,000,000	50	4,950	—	(9,454)	(4,454)
Issuance of junior preferred stock for cash of $250,000 and in exchange for patent rights, research and development costs, and employee loan-out costs less issuance expenses of $11,268, June 29, 2001	681,818	7			958,278	(343,553)		614,732
Issuance of common stock in exchange for patent rights and deferred research and development costs			362,669	4	547,284			547,288
Services receivable						(550,000)		(550,000)
Deferred employee loan-out costs receivable earned						82,888		82,888
Net loss							(237,574)	(237,574)

Balance, December 31, 2001	681,818	7	5,362,669	54	1,510,512	(810,665)	(247,028)	452,880
Amendment of December 31, 2001 agreement for the issuance of common stock agreement in exchange for research and development services; September 29, 2002					(495,599)	550,000		54,401
Deferred employee loan-out costs receivable earned						171,776		171,776
Issuance of common stock for compensation			70,000	1	10,499			10,500
Issuance of common stock for cash			999,111	9	149,857			149,866
Net loss							(494,780)	(494,780)

Balance, December 31, 2002	681,818	$7	6,431,780	$64	$1,175,269	$(88,889)	$(741,808)	$344,643
Issuance of common stock for cash less issuance expense of $2,956 (unaudited)			417,000	4	247,240			247,244
Deferred employee loan-out costs receivable earned (unaudited)						88,889		88,889
Value of warrants and beneficial conversion feature of bridge loan					244,795			244,795
Net loss (unaudited)							(289,223)	(289,223)

Balance, September 30, 2003 (unaudited)	681,818	$7	6,848,780	$68	$1,667,304	$—	$(1,031,031)	$636,348

The accompanying notes form an integral part of these financial statements.

ARBIOS TECHNOLOGIES, INC.

(A Development Stage Company)

STATEMENTS OF CASH FLOWS

	Nine Months Ended September 30, 2003 (Unaudited)	Nine Months Ended September 30, 2002 (Unaudited)	Year Ended December 31, 2002	Year Ended December 31, 2001	Period from August 23, 2000 (Inception) to Nine Months Ended September 30, 2003 (Unaudited)
Cash flows used for operating activities:
Net loss	$(289,223)	$(390,686)	$(494,780)	$(237,574)	$(1,031,031)
Adjustments to reconcile net loss to net cash provided by (used for) operating activities
Amortization of debt discount	20,400		—	—	20,400
Depreciation and amortization	29,686	24,852	33,774	18,190	81,780
Issuance of common stock for compensation	—	10,500	10,500	—	10,500
Settlement of accrued expense	—	54,400	54,401	—	54,401
Deferred compensation costs	88,889	128,832	171,776	58,888	319,553
Changes in assets and liabilities:
(Increase) decrease in assets:
Prepaid expenses	(103,791)	13,729	8,798	(29,609)	(124,602)
Deposit				(7,434)	(7,434)
Increase (decrease) in liabilities:
Accrued liabilities	(29,227)	77,656	53,817	6,150	40,592
Deferred fees	30,000		—	—	30,000
Other	—		5,556		5,556

Total adjustments	35,957	309,969	338,622	46,185	430,746

Net cash used for operating activities	(253,266)	(80,717)	(156,158)	(191,389)	(600,285)
Cash flows provided by (used for) investing activities:
Purchase of property and equipment	(18,715)	(6,340)	(6,340)	(6,656)	(32,360)

Net cash used for investing activities	(18,715)	(6,340)	(6,340)	(6,656)	(32,360)

Cash flows provided by (used for) financing activities:
Advanced payments for stock subscription	2,310,000	—	—	—	2,310,000
Convertible promissory note	400,000	—	—	—	400,000
Proceeds from issuance of preferred stock	—	—	—	250,000	250,000
Proceeds from issuance of common stock	250,200	149,866	149,866	—	405,066
Payments on capital lease obligations, net	(5,242)	—	(2,373)	—	(7,615)
Cost of issuance of preferred stock	—		—	(11,268)	(11,268)
Cost of issuance of common stock	(2,961)		—	(2,712)	(5,673)

Net cash provided by financing activities	2,951,997	149,866	147,493	236,020	3,340,510

Net increase (decrease) in cash	2,680,016	62,809	(15,005)	37,975	2,707,865
Cash, beginning of period	27,849	42,854	42,854	4,879	—

Cash, end of period	$2,707,865	$105,663	$27,849	$42,854	$2,707,865

Supplemental disclosures of cash flow information
Interest paid	$—	$—	$—	$—

Income taxes paid	$800	$—	$—	$800

The accompanying notes form an integral part of these financial statements.

ARBIOS TECHNOLOGIES, INC.

(A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

AND NINE MONTHS ENDED SEPTEMBER 30, 2003 AND 2002 (UNAUDITED)

(1) Summary of Significant Accounting Policies:

Nature of Operations:

Arbios Technologies, Inc. (the “Company”) was incorporated on August 23, 2000. The Company is developing and plans to market liver-assist devices to meet the urgent need for therapy that facilitates recovery from liver failure. The Company’s products in development are called SEPET, which is a blood purification therapy device for patients with liver failure, and LIVERAID, which is a bioartificial liver.

Development Stage Enterprise

The Company is a development stage company as defined in Statement of Financial Accounting Standards (“SFAS”) No. 7, “Accounting and Reporting by Development Stage Enterprises.” The Company is devoting substantially all of its present efforts to establish a new business. Its planned principal operations have not yet commenced, with the exception of research and development, which were initiated in 2000 and are being vigorously pursued. All losses accumulated since inception have been considered as part of the Company’s development stage activities. All revenues are recognition of grant payments received. The Company does not consider this revenue arising out of business operations.

Interim Financial Statements:

The accompanying financial statements include all adjustments (consisting of only normal recurring accruals), which are, in the opinion of management, necessary for a fair presentation of the results of operations for the periods presented. Interim results are not necessarily indicative of the results to be expected for a full year.

Use of Estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

ARBIOS TECHNOLOGIES, INC.

(A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS—(Continued)

FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

AND NINE MONTHS ENDED SEPTEMBER 30, 2003 AND 2002 (UNAUDITED)

(1) Summary of Significant Accounting Policies, Continued:

Federal Government Grants:

The Company is partially funded by certain governmental grants. Grant payments are recorded as revenue as expenses are incurred. Reimbursements recorded under these grants are subject to governmental audit. Management believes that material adjustments will not result from subsequent audits, if any, of costs reflected in the accompanying financial statements.

Comprehensive Income:

SFAS No. 130 “Reporting Comprehensive Income”, establishes standards for the reporting and displaying of comprehensive income and its components in the financial statements. For the period from inception to September 30, 2003, comprehensive income consists solely of net loss and, therefore, there is no Schedule of Comprehensive Income included in the financial statements.

Property and Equipment:

Property and equipment are stated at cost. Depreciation is provided using the straight-line method over estimated useful lives of the assets of five years.

Patent Rights:

The Company purchased the exclusive right to certain patents (see Note 3). These patents are recorded at fair market value as of the date of purchase. They are amortized over the estimated useful life or remaining legal life at the date of purchase, whichever is shorter.

Deferred Employee Loan-Out Costs Receivable:

The Company purchased the loan-out of certain employees in exchange for junior preferred stock (see Note 4). These loan-out costs are expensed as the employee services are performed.

Fair Value of Financial Instruments:

The Company’s financial instruments, none of which are held for trading, including cash and accounts payable and accrued expenses, have carrying amounts which approximate fair value due to their short maturities.

ARBIOS TECHNOLOGIES, INC.

(A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS—(Continued)

FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

AND NINE MONTHS ENDED SEPTEMBER 30, 2003 AND 2002 (UNAUDITED)

(1) Summary of Significant Accounting Policies, Continued:

Income Taxes:

Deferred income taxes are recognized for the tax consequences in future years of differences between the tax basis of assets and liabilities and their financial reported amounts at each period end, based on enacted tax laws and statutory tax rates applicable to the period in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized. The provision for income taxes represents the tax payable for the period, if any, and the change during the period in deferred tax assets and liabilities.

Stock-Based Compensation:

The Company accounts for stock-based employee compensation arrangements in accordance with the provisions of Accounting Principles Board Opinion No. 25, “Accounting for Stock Issued to Employees” and complies with the disclosure provisions of SFAS 123, “Accounting for Stock-Based Compensation”. Under APB 25, employee compensation cost is recognized over the vesting period based on the excess, if any, on the date of grant of the deemed fair value of the Company’s shares over the employee’s exercise price. When the exercise price of the employee share options is less than the fair value price of the underlying shares on the grant date, deferred stock compensation is recognized and amortized to expense in accordance with FASB Interpretation No. 28 over the vesting period of the individual options. Accordingly, because the exercise price of the Company’s employee options equals or exceeds the market price of the underlying shares on the date of grant, no compensation expense is recognized. Options or shares awards issued to non-employees are valued using the fair value method and expensed over the period services are provided.

Loss Per Share:

The Company utilizes SFAS No. 128, “Earning per Share.” Basic loss per share is computed by dividing loss available to common shareholders by the weighted-average number of common shares outstanding. Diluted loss per share is computed similar to basic loss per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive. Common equivalent shares are excluded from the computation if their effect is anti-dilutive. Ninety thousand (90,000) options have been excluded from dilutive loss per share as their effect would be anti-dilutive.

ARBIOS TECHNOLOGIES, INC.

(A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS—(Continued)

FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

AND NINE MONTHS ENDED SEPTEMBER 30, 2003 AND 2002 (UNAUDITED)

(1) Summary of Significant Accounting Policies, Continued:

Recent Accounting Pronouncements:

In October 2001, the FASB recently issued SFAS No. 143, “Accounting for Asset Retirement Obligations,” which requires companies to record the fair value of a liability for asset retirement obligations in the period in which they are incurred. The statement applies to a company’s legal obligations associated with the retirement of a tangible long-lived asset that results from the acquisition, construction, and development or through the normal operation of a long-lived asset. When a liability is initially recorded, the company would capitalize the cost, thereby increasing the carrying amount of the related asset. The capitalized asset retirement cost is depreciated over the life of the respective asset while the liability is accreted to its present value. Upon settlement of the liability, the obligation is settled at its recorded amount or the company incurs a gain or loss. The statement is effective for fiscal years beginning after June 30, 2002. The Company does not expect the adoption to have a material impact to the Company’s financial position or results of operations.

In October 2001, the FASB issued SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”. Statement 144 addresses the accounting and reporting for the impairment or disposal of long-lived assets. The statement provides a single accounting model for long-lived assets to be disposed of. New criteria must be met to classify the asset as an asset held-for-sale. This statement also focuses on reporting the effects of a disposal of a segment of a business. This statement is effective for fiscal years beginning after December 15, 2001. The adoption did not have a material impact on the Company’s financial position or results of operations.

In April 2002, the FASB issued Statement No. 145, “Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections.” This Statement rescinds FASB Statement No. 4, “Reporting Gains and Losses from Extinguishment of Debt”, and an amendment of that Statement, FASB Statement No. 64, “Extinguishments of Debt Made to Satisfy Sinking-Fund Requirements” and FASB Statement No. 44, “Accounting for Intangible Assets of Motor Carriers”. This Statement amends FASB Statement No. 13, “Accounting for Leases”, to eliminate an inconsistency between the required accounting for sale-leaseback transactions and the required accounting for certain lease modifications that have economic effects that are similar to sale-leaseback transactions. The Company does not expect the adoption to have a material impact to the Company’s financial position or results of operations.

ARBIOS TECHNOLOGIES, INC.

(A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS—(Continued)

FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

AND NINE MONTHS ENDED SEPTEMBER 30, 2003 AND 2002 (UNAUDITED)

(1) Summary of Significant Accounting Policies, Continued:

Recent Accounting Pronouncements, Continued:

In June 2002, the FASB issued Statement No. 146, “Accounting for Costs Associated with Exit or Disposal Activities.” This Statement addresses financial accounting and reporting for costs associated with exit or disposal activities and nullifies Emerging Issues Task Force (EITF) Issue No. 94-3, “Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring).” The provisions of this Statement are effective for exit or disposal activities that are initiated after December 31, 2002, with early application encouraged. The Company does not expect the adoption to have a material impact to the Company’s financial position or results of operations.

In October 2002, the FASB issued Statement No. 147, “Acquisitions of Certain Financial Institutions—an amendment of FASB Statements No. 72 and 144 and FASB Interpretation No. 9”, which removes acquisitions of financial institutions from the scope of both Statement 72 and Interpretation 9 and requires that those transactions be accounted for in accordance with Statements No. 141, Business Combinations, and No. 142, Goodwill and Other Intangible Assets. In addition, this Statement amends SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, to include in its scope long-term customer-relationship intangible assets of financial institutions such as depositor- and borrower-relationship intangible assets and credit cardholder intangible assets. The requirements relating to acquisitions of financial institutions are effective for acquisitions for which the date of acquisition is on or after October 1, 2002. The provisions related to accounting for the impairment or disposal of certain long-term customer-relationship intangible assets are effective on October 1, 2002. The adoption of this Statement did not have a material impact to the Company’s financial position or results of operations as the Company has not engaged in either of these activities.

In December 2002, the FASB issued Statement No. 148, “Accounting for Stock-Based Compensation—Transition and Disclosure”, which amends FASB Statement No. 123, Accounting for Stock-Based Compensation, to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, this Statement amends the disclosure requirements of Statement 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. The transition guidance and annual disclosure provisions of Statement 148 are effective for fiscal years ending after December 15, 2002, with earlier application permitted in certain circumstances. The interim disclosure provisions are effective for financial reports containing financial statements for interim periods beginning after December 15, 2002. The adoption of this statement did not have a material impact on the Company’s financial position or results of operations as the Company has not elected to change to the fair value based method of accounting for stock-based employee compensation.

ARBIOS TECHNOLOGIES, INC.

(A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS—(Continued)

FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

AND NINE MONTHS ENDED SEPTEMBER 30, 2003 AND 2002 (UNAUDITED)

(1) Summary of Significant Accounting Policies, Continued:

Recent Accounting Pronouncements, Continued:

During April 2003, the FASB issued SFAS 149—“Amendment of Statement 133 on Derivative Instruments and Hedging Activities”, effective for contracts entered into or modified after June 30, 2003, except as stated below and for hedging relationships designated after June 30, 2003. In addition, except as stated below, all provisions of this Statement should be applied prospectively. The provisions of this Statement that relate to Statement 133 Implementation Issues that have been effective for fiscal quarters that began prior to June 15, 2003, should continue to be applied in accordance with their respective effective dates. In addition, paragraphs 7(a) and 23(a), which relate to forward purchases or sales of when-issued securities or other securities that do not yet exist, should be applied to both existing contracts and new contracts entered into after June 30, 2003. The Company does not participate in such transactions, however, is evaluating the effect of this new pronouncement, if any, and will adopt FASB 149 within the prescribed time.

During May 2003, the FASB issued SFAS 150—“Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity”, effective for financial instruments entered into or modified after May 31, 2003, and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003. This Statement establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. It requires that an issuer classify a freestanding financial instrument that is within its scope as a liability (or an asset in some circumstances). Many of those instruments were previously classified as equity. Some of the provisions of this Statement are consistent with the current definition of liabilities in FASB Concepts Statement No. 6, Elements of Financial Statements. The Company is evaluating the effect of this new pronouncement and will adopt FASB 150 within the prescribed time.

In January 2003, the FASB issued Interpretation No. 46, “Consolidation of Variable Interest Entities.” Interpretation 46 changes the criteria by which one company includes another entity in its consolidated financial statements. Previously, the criteria were based on control through voting interest. Interpretation 46 requires a variable interest entity to be consolidated by a company if that company is subject to a majority of the risk of loss from the variable interest entity’s activities or entitled to receive a majority of the entity’s residual returns or both. A company that consolidates a variable interest entity is called the primary beneficiary of that entity. The consolidation requirements of Interpretation 46 apply immediately to variable interest entities created after January 31, 2003. The consolidation requirements apply to older entities in the first fiscal year or interim period beginning after June 15, 2003. Certain of the disclosure requirements apply in all financial statements issued after January 31, 2003, regardless of when the variable interest entity was established. The Company does not expect the adoption to have a material impact to the Company’s financial position or results of operations.

In December 2003 the FASB concluded to revise certain elements of FIN 46, which will be issued shortly. The FASB also modified the effective date of FIN 46. For all entities that were previously considered special purpose entities, FIN 46 should be applied in periods ending after December 15, 2003. Otherwise, FIN 46 is to be applied for registrants who file under Regulation SX in periods ending after March 15, 2004, and for registrants who file under Regulation SB, in periods ending after December 15, 2003. The Company does not expect the adoption to have a material impact on the Company’s financial position or results of operations.

ARBIOS TECHNOLOGIES, INC.

(A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS—(Continued)

FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

AND NINE MONTHS ENDED SEPTEMBER 30, 2003 AND 2002 (UNAUDITED)

(2) Property and Equipment:

Property and equipment consisted of the following:

	September 30, 2003 (Unaudited)	December 31, 2002
Office equipment	$649	$649
Computer equipment	18,742	12,995
Medical equipment	37,971	25,000

	57,362	38,644
Less accumulated depreciation	13,324	5,840

	$44,038	$32,804

Depreciation expense was $4,171, $1,539, and $13,323 for the year ended December 31, 2002 and 2001, and the period from August 23, 2000 (inception) to September 30, 2003, respectively.

(3) Patent Rights:

In June 2001, the Company received exclusive rights to four existing patents and one pending patent. At the date of exchange, the aggregate value of these rights was $400,000. At December 31, 2002, the accumulated amortization of these rights was $46,253, and the estimated remaining life was 9 years. Amortization expense was $29,602, $16,651, and $68,457 for the years ended December 31, 2002 and 2001, and the period from August 23, 2000 (inception) to September 30, 2003, respectively.

Future estimated amortization expense at December 31, 2002 is as follows:

Twelve Months Ending December 31,
2003	$29,602
2004	29,602
2005	29,602
2006	29,602
Thereafter	235,339

Total	$353,747

ARBIOS TECHNOLOGIES, INC.

(A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS—(Continued)

FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

AND NINE MONTHS ENDED SEPTEMBER 30, 2003 AND 2002 (UNAUDITED)

(3) Patent Rights, Continued:

In conjunction with the patents rights described above, the Company committed to the licensor to spend a total of $1,760,000 in research and development expenses toward the development and promotion of products, commencing from the acquisition date until June 30, 2008.

Future remaining minimum payments under this agreement at December 31, 2002, were as follows:

12 Months Ending December 31,
2003	$120,000
2004	150,000
2005	200,000
2006	300,000
Thereafter	900,000

Total	$1,670,000

In the event the Company expends more than the minimum annual amount in any year, the excess may be carried over to the subsequent year. For the years ended December 31, 2002 and 2001, and the period from August 23, 2000 (inception) to September 30, 2003, the research and development costs incurred were $431,199, $140,514 and $879,983, respectively. As of September 30, 2003, the Company has $391,713 as carryforward to apply to future years.

The Company is subject to paying royalty fees to the licensor equal to 1.5% of the gross sales price of royalty bearing products. From year three to the tenth year of the license the royalty fee percent will phase out evenly to 0%. As of September 30, 2003, December 31, 2002 and 2001 the Company had not paid any royalty fees since it did not have any sales of royalty bearing products.

(4) Deferred Employee Loan-Out Costs:

In June 2001, the Company received a commitment for the loan-out of certain employees over a two-year period in exchange for junior preferred stock (see Note 9). The Company has deferred the estimated loan-out costs over the two-year period. The loan-out costs are expensed as the services are performed. At the date of the exchange, the cost of the employee loan-out over the two-year period was $319,553.

In December 2001, the Company paid $24,000 to purchase additional employee loan-out costs. For the years ended December 31, 2002 and 2001, and the period from August 23, 2000 (inception) to September 30, 2003, the amortized employee loan-out costs were $171,766, $82,888, and $343,543, respectively.

ARBIOS TECHNOLOGIES, INC.

(A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS—(Continued)

FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

AND NINE MONTHS ENDED SEPTEMBER 30, 2003 AND 2002 (UNAUDITED)

(5) Advanced Payments for Stock Subscriptions:

During September 2003, the Company received $2,310,000 in subscription payments for units of the Company’s common stock and warrants, the sale of which is expected to close in October 2003. Inasmuch as the sale is contingent upon a number of factors, including a merger transaction, these amounts have been presented as a current liability in the accompanying financial statements.

(6) Convertible Promissory Note:

In September 2003, the Company issued units of convertible subordinated notes and warrants, consisting of convertible promissory notes (the “Notes”) for an aggregate of $400,000 and 300,000 warrants for the purchase of the Company’s common stock at $1 per share. The Notes bear interest at 7% per annum and are due on the earlier of March 31, 2004 or upon the occurrence of various other events or conditions set forth in the Note. Under the terms of the Note, the holders retain the right, subject to certain exceptions, to convert all or any part of the principal outstanding under the Notes into (i) shares of the Company’s Common Stock at a conversion price per share equal to $1 and (ii) warrants for the purchase of Company’s common stock at $2.50 per share. The conversion price is subject to adjustment in the event we affect a stock split, combination or like transaction. The warrant price is subject to adjustment in the event of a stock split, combination or like transaction.

The Company recorded the Note net of a discount equal to the fair value allocated to the warrants issued of approximately $122,390. The Note also contained a beneficial conversion feature, which resulted in additional debt discount of $122,390. The beneficial conversion amount was measured using the accounting intrinsic value, i.e. the excess of the aggregate fair value of the common stock into which the debt is convertible over the proceeds allocated to the security. The Company is accreting the beneficial conversion feature as interest expense over the life of the note. For the nine months ended September 30, 2003, the Company recorded $20,400 as interest expense from the amortization of the discount related to fair value of the warrants and from the accretion of the beneficial conversion feature.

(7) Deferred fees:

On June 1, 2003, the Company entered into a Collaboration Agreement (the “Agreement”) with CeMines Biologics, LLC. (“CeMines”). In consideration for the services provided by the Company, CeMines paid $30,000 in advance and agreed to pay $170,000 according to a schedule of payments. Revenue from this Agreement will be recognized as fees are collected and earned over the contractual period, which is three (3) years.

ARBIOS TECHNOLOGIES, INC.

(A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS—(Continued)

FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

AND NINE MONTHS ENDED SEPTEMBER 30, 2003 AND 2002 (UNAUDITED)

(8) Commitments and Contingencies:

Commitments

The Company leases office facilities and equipment under non-cancelable operating leases, which require monthly payments of $6,441 and expire through June 2004. The Company is required to pay for taxes, insurance, and maintenance. The Company is subleasing lab space.

The following is a schedule of future minimum lease payments under these non-cancelable operating leases as of December 31, 2002:

	Commitments	Sublease income
Twelve Months Ending December 31,
2003	$77,292	$33,333
2004	38,646	16,667

Total	$115,938	$50,000

Rent expense was $71,736, $38,052, and $142,757 for the years ended December 31, 2002 and 2001, and the period from August 23, 2000 (inception) to September 30, 2003, respectively.

Agreements

On December 26, 2001, the Company received the exclusive worldwide rights and license to use certain proprietary rights from Spectrum Laboratories, Inc. (“Spectrum”) partially in exchange for 362,669 shares of common stock (see Note 9). The license grants the Company the right to use Spectrum’s technology and to exploit such rights to develop and distribute products solely for use in the Company’s liver-assist devices.

In addition, the Company was granted a manufacturing and supply agreement with Spectrum. The agreement stipulates that the Company must contract with Spectrum for the manufacture and supply of certain products used in the liver-assist devices.

(9) Stockholders’ Equity:

Undesignated Preferred Stock

The Company is authorized to issue undesignated preferred stock from time to time in one or more series. The Board of Directors is authorized to fix the number of shares for any series of preferred shares and to determine the designation of any such series. The Board of Directors is also authorized to determine or alter the rights, preferences, privileges, and restrictions granted to or imposed upon any wholly unissued series of preferred shares and, within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares consisting any series, to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series.

ARBIOS TECHNOLOGIES, INC.

(A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS—(Continued)

FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

AND NINE MONTHS ENDED SEPTEMBER 30, 2003 AND 2002 (UNAUDITED)

(9) Stockholders’ Equity, Continued:

Junior Preferred Stock

Holders of shares of junior preferred stock are entitled to receive non-cumulative dividends of $0.04 per share. Such dividends will be cumulative in the limited events of liquidation, dissolution, or winding up of the Company occurring after three years from the issuance date. Holders of junior preferred stock are also entitled to liquidation rights, which entitle the holder to be paid out of available funds and assets, prior to paying common shareholders, at an amount equal to the original issue price plus declared but unpaid dividends.

Junior preferred shareholders have equivalent voting rights to that of common shareholders. At the option of the junior preferred shareholder, or automatically after the effective date of a Registration Statement with respect to common stock, the junior preferred stock is convertible into common stock at a conversion price equal to the original issue price as such price may be adjusted by certain events to prevent dilution. The junior preferred stock is not redeemable. As of September 30, 2003, December 31, 2002 and 2001, the Company had 681,818 junior preferred shares issued and outstanding.

In June 2001, the Company issued 681,818 shares of junior preferred stock at $0.0001 par value in exchange for $250,000 in cash, exclusive rights to certain patents and one pending patent valued at $400,000 (see Note 3), and future services of certain employees valued at $319,553 (see Note 4).

Common Stock and Services Receivable

In August 2000, the Company issued 5,000,000 shares of common stock at $0.001 (before change to $0.0001 par value) par value to the Company’s two officers in exchange for $5,000 in cash.

In December 2001, the Company issued 362,669 shares of common stock at $0.0001 par value in exchange for future research costs valued at $550,000, an exclusive license (see Note 7), a manufacturing and supply agreement (see Note 7), and exclusive rights to one patent and one pending patent (see Note 3). As of December 31, 2002, research services had not been performed.

In June 2002, the Company issued 70,000 shares of common stock to a Board member as compensation for services rendered valued at $10,500.

In July 2002, the Company issued 999,111 shares of common stock to investors in exchange for $149,866 in cash, or $.15 per share.

In July 2002, the Company issued options to purchase 18,000 shares of common stock to each of its five Board members for services rendered. The options are exercisable at $0.15 per share. The options vest 50% in six months and 50% in 12 months from the beginning date of service provided by the respective Board members.

ARBIOS TECHNOLOGIES, INC.

(A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS—(Continued)

FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

AND NINE MONTHS ENDED SEPTEMBER 30, 2003 AND 2002 (UNAUDITED)

(9) Stockholders’ Equity, Continued:

In July 2002, the Company issued a warrant to purchase 100,000 shares of common stock to a Board member for services rendered to the Company. The warrant is exercisable at $0.15 per share and has a 7-year life. The warrant also has conversion rights in lieu of payment of the exercise price and is not transferable.

In January 2003 (unaudited), the Company issued 417,000 shares of common stock to investors in exchange for $250,200 in cash, or $.60 per share. Company recognized $2,956 in issuance expense.

Stock Option Plan

In July 2002, the Company’s Board of Directors adopted the Stock Option Plan (the “Plan”). The Plan allows the Company to grant common stock and options to purchase common stock to employees, directors, and consultants. The Company may grant a maximum of 790,498 shares of common stock under the Plan. The Plan administrator has the discretion to set the exercise price, vesting terms, and other relevant terms of the options at the time of the grant.

Stock Compensation

The Company has adopted the disclosure-only provisions of SFAS No. 123, “Accounting for Stock-Based Compensation”, and applies Accounting Principles Board Opinion No. 25 and related interpretations in accounting for its stock based compensation plans.

If the Company had elected to recognize compensation cost for its stock options and warrants based on the fair value at the grant dates, in accordance with SFAS 123, net earnings and earnings per share would have been as follows:

	September 30, 2003 (Unaudited)	September 30, 2002 (Unaudited)	December 31, 2002	December 31, 2001
Net Loss as reported	$(289,223)	$(390,686)	$(494,780)	$(237,574)
Compensation recognized under APB 25	—	—	—	—
Compensation recognized under SFAS 123	—	(18,042)	(18,042)	—

Pro forma	$(289,223)	$(408,728)	$(512,822)	$(237,574)

Basic and diluted loss per common share:
As reported	$(0.04)	$(0.07)	$(0.08)	$(0.05)

Pro forma	$(0.04)	$(0.07)	$(0.09)	$(0.05)

ARBIOS TECHNOLOGIES, INC.

(A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS—(Continued)

FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

AND NINE MONTHS ENDED SEPTEMBER 30, 2003 AND 2002 (UNAUDITED)

(9) Stockholders’ Equity, Continued:

Stock Compensation, Continued

The fair value of each option is estimated on the date of grant using the Black Scholes option-pricing model. The following weighted-average assumptions were used in the Black Scholes option-pricing model; dividend yield nil, expected volatility 100%, risk free interest rate 5.0% and expected life of 4 years.

(10) Research Costs:

On December 26, 2001, the Company received a commitment for research costs in the amount of $550,000 from Spectrum Laboratories, Inc. (“Spectrum”) partially in exchange for 362,669 shares of common stock (See Note 8). Spectrum was required to expend at least $137,500 per year toward the development of the Company’s liver-assist system. The agreement was to expire on November 30, 2005 and stipulated the following yearly minimum research costs expenditures by Spectrum:

Twelve Months Ending December 31,
2002	$148,958
2003	137,500
2004	137,500
2005	126,042

Total	$550,000

In the event Spectrum expended more than the minimum annual amount in any year, the excess was carried over to the subsequent year. For the years ended December 31, 2002 and 2001, and the period from August 23, 2000 (inception) to September 30, 2003, the research and development costs incurred by Spectrum was $0. The Company may repurchase a portion of the foregoing shares for nominal consideration if less than the specified amounts are expended by Spectrum.

In July 2002, the Company and Spectrum agreed that, since the prototype system had been delivered early, all 362,669 shares issued to Spectrum on December 26, 2001, were deemed fully vested and any future obligations of $550,000 research cost commitment was deemed fulfilled. In addition, any additional research and development work requested from Spectrum by the Company and the cost of such work will be negotiated in good faith before the work is initiated and that the Company will pay for such work in 36 monthly cash installments. Furthermore, the Company agreed that billings of $109,360, through September 29, 2002, were due for research costs already provided, in lieu of the original $550,000 obligation. This amount will be reduced by $54,400 in payment for the 362,669 shares already received, and the Company shall pay the balance of $54,960 to Spectrum in cash in monthly payments over an 18-month period starting November 1, 2002.

ARBIOS TECHNOLOGIES, INC.

(A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS—(Continued)

FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

AND NINE MONTHS ENDED SEPTEMBER 30, 2003 AND 2002 (UNAUDITED)

(11) Income Taxes:

The actual tax benefit differs from the expected tax benefit computed by applying the United States federal corporate tax rate of 34% to loss before income taxes as follows for the year ended December 31, 2002, December 31, 2001, and the period from August 23, 2000 (inception) to September 30, 2003:

	For the Year Ended December 31, 2002	For the Year Ended December 31, 2001	From the Period from August 23, 2000 (inception) to September 30, 2003 (unaudited)
Expected tax benefit	$(168,226)	$(81,000)	$(252,426)
State income taxes, net of federal benefit	(28,867)	2,349	(26,424)
Other	(20,979)	—	(20,979)
Changes in valuation allowance	218,072	78,651	299,829

Total	$—	$—	$—

The following table summaries the significant components of the Company’s deferred tax asset at December 31, 2002.

December 31, 2002
Deferred tax asset operating loss	$296,723
Less valuation allowance	296,723

Net deferred tax asset	$—

The Company recorded a valuation allowance of 100% for its net operating loss carryforward due to the uncertainty of its realization.

For the year ended December 31, 2002, the Company had an operating loss carryforward of approximately $739,000, which begins expiring in 2016.

(12) Related Party Transactions:

During 2001, the Company entered into a research agreement with an investor company, which was amended in 2002. See Note 10 regarding research costs.

ARBIOS TECHNOLOGIES, INC.

(A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS—(Continued)

FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

AND NINE MONTHS ENDED SEPTEMBER 30, 2003 AND 2002 (UNAUDITED)

(13) Subsequent Event:

On October 30, 2003, the Company completed a merger with a newly-formed subsidiary of a public company. Immediately prior to the merger, all of the conditions to the release of the subscription funds were met, and the subscription funds were released to the Company, thereby extinguishing the Company’s potential obligation to return the subscription proceeds to the subscribers. In addition, in connection with the merger, all of the convertible promissory notes were converted into shares of the Company’s common stock, thereby extinguishing the Company’s obligation to repay those promissory notes. Finally, prior to the merger, the Company raised an additional $1,690,000 from the private sale of 1,690,000 units, each unit consisting of one share of common stock and a warrant to purchase an additional share of common stock at a price of $2.50 per share.

ARBIOS SYSTEMS, INC.

(Formerly Historical Autographs U.S.A., Inc.)

(A Nevada Corporation)

ARBIOS TECHNOLOGIES, INC.

(A Delaware Corporation)

PRO FORMA COMBINED BALANCE SHEET AND

STATEMENT OF OPERATIONS

(Unaudited)

Pro Forma Combined Financial Statements:

Pro Forma Condensed Combined Balanced Sheet
Pro Forma Condensed Combined Statement of Operations for nine months ended September 30, 2003
Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2002

ARBIOS SYSTEMS, INC. AND SUBSIDIARY

PRO FORMA COMBINED FINANCIAL STATEMENTS

The following unaudited pro forma condensed combined balance sheet aggregates the balance sheet of Arbios Systems, Inc. (a Nevada corporations formerly Historical Autographs U.S.A., Inc.) (“Parent”) as of September 30, 2003, and the balance sheet of Arbios Technologies, Inc. (“Subsidiary”) (a Delaware corporation) as of September 30, 2003. The following unaudited pro forma condensed combined statement of operations aggregates the statement of operations of Parent for the nine months ended September 30, 2003 and year ended December 31, 2002, and the statement of operations of Subsidiary for the nine months ended September 30, 2003 and year ended December 31, 2002. The following unaudited pro forma condensed combined balance sheet and statement of operations were prepared giving effect to a transaction completed on October 30, 2003, wherein Parent acquired Subsidiary as a wholly-owned subsidiary (the “Reorganization”). This business combination is treated as a reverse acquisition and as a recapitalization of Subsidiary. Parent issued common stock in exchange for all of the issued and outstanding shares of Subsidiary. The following pro forma condensed balance sheet and statement of operations uses the assumptions as described in the notes and the historical financial information available at September 30, 2003 and December 31, 2002, respectively. The financial statements of both Parent and Subsidiary at December 31, 2002 are audited. The financial statements of both Parent and Subsidiary at September 30, 2003 are unaudited.

The unaudited pro forma condensed combined balance sheet and statement of income should be read in conjunction with the separate financial statements and related notes thereto of Parent and Subsidiary. The unaudited pro forma condensed combined balance sheet and statement of income are not necessarily indicative of the condensed combined balance sheet and statement of income which might have existed for the periods indicated or the results of operations as they may appear now or in the future.

ARBIOS SYSTEMS, INC. AND SUBSIDIARIES

PRO FORMA CONDENSED COMBINED BALANCE SHEET

SEPTEMBER 30, 2003

(Unaudited)

	Arbios Technologies, Inc. (Subsidiary)	Arbios Systems, Inc. (Parent)	Adjustments		Pro Forma
ASSETS
Current assets:
Cash	$2,707,865	$237			$2,708,102
Inventory		74,860	(74,860	)(1)	—
Prepaid expenses	124,603	—			124,603

Total current assets	2,832,468	75,097			2,832,705
Property and equipment, net	44,038	—			44,038
Patent rights, net	331,545	—			331,545
Deposits	7,434	—			7,434

	$3,215,485	$75,097	$(74,860)		$3,215,722

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Advanced payments for stock subscriptions	$2,310,000	$—	(2,310,000	)(2)	$—
Accounts payable and accrued expenses	40,591	7,339			47,930
Loans	—	550			550
Current maturities of capital lease obligation	8,368	—			8,368
Convertible promissory note, net of discount	175,605	—	(175,605	)(3)	—

Total current liabilities	2,534,564	7,889			56,848
Long-term liabilities:
Capital lease obligation, less current maturities	9,017				9,017
Deferred fees	30,000				30,000
Other liabilities	5,556				5,556

Total long-term liabilities	44,573	—			44,573

Stockholders' equity
Preferred stock	7	—	(7	)(4)	—
Common Stock	68	610	2,310	(2)
			6,732	(5)
			400	(3)
			731	(4)
			610	(6)	11,461	(a)
Additional Paid in Capital	1,667,304	114,390	(74,860	)(1)
			175,205	(3)
			2,307,690	(2)
			(724	)(4)
			(6,732	)(5)
			(610	)(6)	4,181,663	(a)
Accumulated deficit during the development stage	(1,031,031)	(47,792)			(1,078,823)

Total stockholders' equity	636,348	67,208			3,114,301

	$3,215,485	$75,097	$(74,860)		$3,215,722

See Notes to Pro Forma Combined Financial Statements (Unaudited)

ARBIOS SYSTEMS, INC. AND SUBSIDIARIES

PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

NINE MONTHS ENDED SEPTEMBER 30, 2003

(Unaudited)

	Arbios Technologies, Inc. (Subsidiary)	Arbios Systems, Inc. (Parent)	Adjustments		Pro Forma
Revenues	$121,828	$6,000			$127,828
Cost of Revenue	—	3,500			3,500

Gross profit	121,828	2,500			124,328
Operating expenses:
General and administrative	81,369	11,850			93,219
Research and development	307,158	—			307,158

Total operating expenses	388,527	11,850			400,377

Loss before other income (expense)	(266,699)	(9,350)			(276,049)
Interest expense	(21,402)	(72)			(21,474)

Loss before provision for income taxes	(288,101)	(9,422)			(297,523)
Provision for income taxes	1,122	—			1,122

Net loss	$(289,223)	$(9,422)			$(298,645)

Basic and diluted loss per share	$(0.04)	$(0.02)			$(0.04)

Basic and diluted weighted average common shares outstanding	6,431,780 (a)	610,000	610,000	(6)	7,651,780

See Notes to Pro Forma Combined Financial Statements (Unaudited)

ARBIOS SYSTEMS, INC. AND SUBSIDIARIES

PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2002

	Arbios Technologies, Inc. (Subsidiary)	Arbios Systems, Inc. (Parent)	Adjustments		Pro Forma
Revenues	$111,108	$14,500			$125,608
Cost of revenue	—	9,761			9,761

Gross profit	111,108	4,739			115,847
Operating expenses:
General and administrative	172,737	24,993			197,730
Research and development	431,199	—			431,199

Total operating expenses	603,936	24,993			628,929

Loss before other income (expense)	(492,828)	(20,254)			(513,082)
Interest expense	(830)	—			(830)

Loss before provision for income taxes	(493,658)	(20,254)			(513,912)
Provision for income taxes	1,122				1,122

Net loss	$(494,780)	$(20,254)			$(515,034)

Basic and diluted loss per share	$(0.08)	$(0.03)			$(0.07)

Basic and diluted weighted average common shares outstanding	5,897,225 (a)	599,658	599,658	(6)	7,096,541

See Notes to Pro Forma Combined Financial Statements (Unaudited)

ARBIOS SYSTEMS, INC. AND SUBSIDIARY

NOTES TO CONDENSED COMBINED FINANCIAL STATEMENTS (UNAUDITED)

PRO FORMA ADJUSTMENTS:

The Reorganization became effective as of October 30, 2003. In the Reorganization, in consideration for all of the issued and outstanding capital stock of Arbios Technologies, Inc. (Subsidiary), Arbios Systems, Inc. (Parent) issued 11,930,598 shares of its common stock.

(1)	The inventory that Parent owned will not be used by the combined companies after the Reorganization and will be sold for minimal consideration.

(2)	Irrevocable subscriptions for the purchase of 2,310,000 shares of Subsidiary for $2,310,000 were held in a segregated account pending the Reorganization and were released to Subsidiary immediately prior to the closing of the Reorganization. Accordingly, at the time of the Reorganization, the subscriptions were released and the 2,310,000 shares of common stock represented thereby were issued.

(3)	The convertible promissory notes were converted into additional shares of common stock immediately prior to the Reorganization.

(4)	All of the Subsidiary’s issued and outstanding shares of preferred stock were exchanged for, and converted into shares of common stock prior to the Reorganization.

(5)	All of the Subsidiary’s issued and outstanding shares of common stock were converted into shares of common stock of Parent.

(6)	The increase in the number of shares and common stock value reflects a 100% stock dividend issued by the Parent in connection with the Reorganization.

SUBSEQUENT EVENT:

a)	The outstanding shares of the Subsidiary as of September 30, 2003, do not include 1,690,000 shares issued after that date but prior to Reorganization.